UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023 (July 25, 2023)

Victory Oilfield Tech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-76219-NY	87-0564472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Bee Caves Road, Suite 608, Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2023, Victory Oilfield Tech, Inc. (the “Company”) and Victory H2EG Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with H2 Energy Group Inc., a Delaware corporation (“H2EG”). Pursuant to the Merger Agreement, Merger Sub agreed to merge with and into H2EG, which will survive in the merger and become a wholly owned subsidiary of the Company (the “Merger”).

The merger consideration to be paid by the Company will consist of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) equal to at least 70% of the issued and outstanding Common Stock on a post-Merger basis, with the final exchange ratio to be determined before the closing date.

The Merger Agreement is subject to customary closing conditions, including, without limitation, the completion of accounting and legal due diligence investigations; the receipt of all authorizations and consents; and delivery of all opinions and documents required for the transfer of the equity interests of the Company to H2EG’s shareholders.

Additionally, within 30 days of the closing, the Company has agreed to enter a definitive agreement with its affiliate, Visionary Private Equity Group I, LP (“Visionary”), in which it will transfer ownership of Pro-Tech Hardbanding Services, Inc. to Visionary in exchange for the conversion of certain convertible notes that the Company issued to Visionary.

Item 8.01 Other Events.

On July 26, 2023, the Company issued a press release announcing the Merger. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Merger Agreement, dated July 25, 2023, among Victory Oilfield Tech, Inc., Victory H2EG Merger Sub Inc. and H2 Energy Group Inc.
99.1	Press Release issued on July 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2023	Victory Oilfield Tech, Inc.

/s/ Kevin DeLeon
	Name:	Kevin DeLeon
	Title:	Chief Executive Officer

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